                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 27, 2006

                       Brilliant Technologies Corporation
             (Exact name of registrant as specified in its charter)

           Delaware                    0-23761                  13-4000208
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)

                          211 Madison Avenue, Apt. #28B
                               New York, NY 10016
           (Address of principal executive offices including zip code)

                                 (212) 532-2736
              (Registrant's telephone number, including area code)

ITEM 1.01 Entry into a Material Definitive Agreement;
ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Arrangement of a Registrant; and
ITEM 3.02 Unregistered Sales of Equity Securities.

Double U Master Fund, L.P.
--------------------------

     Pursuant to a Bridge Loan Agreement dated as of June 27, 2006 between Brilliant Technologies Corporation (the "Company") and Double U Master Fund, L.P. ("Double U"), the Company borrowed an aggregate of $460,000 from Double U. The Company issued to Double U a Note (the "Note") in the aggregate principal amount of $500,000 (an amount equal to approximately 108% of the purchase price of the Note) and warrants ("Note Warrants") to purchase 15,300,000 shares of common stock of the Company ("Common Stock"). The Company received net proceeds in such sale of $450,940, after the payment of offering related fees and expenses. The Note and Note Warrants were issued in a private placement pursuant to Section 4(2) under the Securities Act of 1933, as amended (the "Securities Act"). Double U represented to the Company that it was an "accredited investor" (as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act) and made other customary representations in connection with issuances pursuant to such Section 4(2).

     The Note does not bear interest but, as noted above, the face value of the Note at issuance was equal to approximately 108% of the purchase price thereof. The Note is due and payable on October 27, 2006. From and after the Certificate of Incorporation Amendment Filing Date (as defined below), if an event of default under the Note occurs then the Note will be convertible, at the holder's option, into shares of Common Stock at a conversion rate equal to 75% of the average of the 5 lowest closing bid prices of the Common Stock for the 30 trading days immediately preceding the applicable date of conversion. The Company may, at its option, prepay the Note at any time. The holder may accelerate the maturity date of the Note following the occurrence of customary events of default, including, without limitation, payment defaults, breaches of certain covenants and representations, certain events of bankruptcy and certain judgment defaults.

     If the holders of Common Stock approve an amendment to the Company's certificate of incorporation to increase its authorized capital stock to an amount sufficient to permit the exercise of the Note Warrants, then each Note Warrant will be exercisable from the date (the "Certificate of Incorporation Amendment Filing Date") the Company files such amendment with the Secretary of State of the State of Delaware until June 27, 2011. The Note Warrants are exercisable at $0.07 per share, such exercise price subject to adjustment for subsequent lower price issuances by the Company and other customary events including stock splits, reverse stock splits, dividends of Common Stock and spin-offs. The holders of Note Warrants are entitled to effect a cashless exercise of the Note Warrants in certain circumstances. The holders of Note Warrants have been granted registration rights for the shares they receive upon exercise of the Note Warrants.

Platinum Partners Long Term Growth IV, LLC and J & N Investments LLC
--------------------------------------------------------------------

     Pursuant to a Bridge Loan Agreement dated as of July 6, 2006 between the Company and Platinum Partners Long Term Growth IV, LLC ("Platinum"), the Company borrowed an aggregate of $350,000 from Platinum. The Company issued to Platinum a Note (the "Second Note") in the aggregate principal amount of $378,000 (an amount equal to approximately 108% of the purchase price of the Second Note) and warrants ("Second Note Warrants") to purchase 10,710,000 shares of Common Stock. The Company received net proceeds in such sale of $346,479, after the payment of offering related fees and expenses. Pursuant to a Bridge Loan Agreement dated as of July 6, 2006 between the Company and J & N Investments LLC ("J&N"), the Company borrowed an aggregate of $150,000 from J&N. The Company issued to J&N a Second Note in the aggregate principal amount of $162,000 (an amount equal to approximately 108% of the purchase price of the Note) and Second Note Warrants to purchase 4,590,000 shares of Common Stock. The Company received net proceeds in such sale of $148,491, after the payment of offering related fees and expenses. The Second Note and Second Note Warrants were issued in a private placement pursuant to Section 4(2) under the Securities Act. Each of Platinum and J&N represented to the Company that it was an "accredited investor" (as such term is defined in Rule 501 of Regulation D promulgated under the Securities
Act) and made other customary representations in connection with issuances pursuant to such Section 4(2).

     The Second Note does not bear interest but, as noted above, the face value of the Second Note at issuance was equal to approximately 108% of the purchase price thereof. The Second Note is due and payable on November 6, 2006. From and after the Certificate of Incorporation Amendment Filing Date, if an event of default under the Second Note occurs then the Second Note will be convertible, at the holder's option, into shares of Common Stock at a conversion rate equal to 75% of the average of the 5 lowest closing bid prices of the Common Stock for the 30 trading days immediately preceding the applicable date of conversion. The Company may, at its option, prepay the Second Note at any time. The holder may accelerate the maturity date of the Second Note following the occurrence of customary events of default, including, without limitation, payment defaults, breaches of certain covenants and representations, certain events of bankruptcy and certain judgment defaults.

     Each Second Note Warrant will be exercisable from the Certificate of Incorporation Amendment Filing Date until July 6, 2011. The Second Note Warrants are exercisable at $0.07 per share, such exercise price subject to adjustment for subsequent lower price issuances by the Company and other customary events including stock splits, reverse stock splits, dividends of Common Stock and spin-offs. The holders of Second Note Warrants are entitled to effect a cashless exercise of the Second Note Warrants in certain circumstances. The holders of Second Note Warrants have been granted registration rights for the shares they receive upon exercise of the Second Note Warrants.

     The foregoing descriptions of such Bridge Loan Agreements, the Note, the Second Note, the Note Warrants and the Second Note Warrants do not purport to be complete and are qualified in their entirety by the terms and conditions of such agreements, forms of which are filed hereto as Exhibits 4.1 through 4.3 and are incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits

4.1 Form of Bridge Loan Agreement between Brilliant Technologies Corporation and Double U Master Fund, L.P., Platinum Partners Long Term Growth IV, LLC and J & N Investments LLC, respectively.

4.2 Form of Note issued to Double U Master Fund, L.P., Platinum Partners Long Term Growth IV, LLC and J & N Investments LLC, respectively.

4.3 Form of Warrant issued to Double U Master Fund, L.P., Platinum Partners Long Term Growth IV, LLC and J & N Investments LLC, respectively.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Brilliant Technologies Corporation,
Dated: July 10, 2006
                                          /s/ Allan Klepfisz
                                          ------------------
                                          Allan Klepfisz
                                          Chief Executive Officer